Acquisitions and Divestitures (Tables)	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Purchase Price Identified Based on Fair Value of Assets Acquired and Liabilities Assumed	The following table summarizes the final accounting for of the assets acquired, including cash acquired of $0.2 billion, and liabilities assumed as of the close of the acquisition, as well as the fair value at the acquisition date of Yahoo’s noncontrolling interests:

(dollars in millions)	As of December 31, 2017	Measurement-period adjustments (1)	Adjusted Fair Value
Cash payment to Yahoo’s equity holders	$4,673	$—	$4,673
Estimated liabilities to be paid	38	—	38
Total consideration	$4,711	$—	$4,711

Assets acquired:
Goodwill	$1,929	$215	$2,144
Intangible assets subject to amortization	1,873	1	1,874
Property, plant, and equipment	1,805	(6)	1,799
Other	1,332	128	1,460
Total assets acquired	6,939	338	7,277

Liabilities assumed:
Total liabilities assumed	2,178	338	2,516

Net assets acquired:	4,761	—	4,761
Noncontrolling interest	(50)	—	(50)
Total consideration	$4,711	$—	$4,711

(1) Adjustments to the fair value measurements to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date. The most significant adjustments related to an increase in goodwill and the recognition of liabilities per certain pre-acquisition contingencies.